UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          January 13, 2004
                                                             ----------------


                            STERLING EQUITY HOLDINGS, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                Nevada                 0-33239                 88-0485488
    ----------------------------  -----------------          ----------------
    (State or other jurisdiction   (Commission            (IRS Employer Number)
          of incorporation)          file number)


                           1600 Airport Freeway, Suite 370
                                 Bedford, Texas 76022
                  --------------------------------------------------
                  (Address of principal executive offices)(Zip Code)


                                    (817) 358-0551
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)


                           2800 Post Oak Blvd., Suite 5260
                                 Houston, Texas 77056
            --------------------------------------------------------------
            (Former name and former address, if changed since last report)

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 13, 2004, Ron F. Bearden resigned as Chairman and President of Sterling Equity Holdings, Inc. (the "Company"), Thomas Mathew was appointed President, Treasurer and a director and Lloyd Shoppa was appointed Chairman, Secretary and a director.

     In conjunction with the change of management, the new management team began an investigation of circumstances and events at the Company with the intent of bringing all financial statements and SEC reports current and implementing various procedures and initiatives to improve internal controls and protect corporate assets.

     Initial results of the investigation conducted by the new management team indicated that $2,553,261 of funds of the Company had been advanced to Sterling REIT, Inc. at the direction of Lucky Srinivasan, a former officer of the Company, but without proper authorization. The funds advanced to Sterling REIT were purportedly used to pay certain expenses of the Company and to pay certain expenses relating to properties of Sterling REIT which were to be transferred to the Company.

     Based on the initial findings of the new management team, the Company and Sterling REIT entered into a Settlement Agreement pursuant to which Sterling REIT delivered to the Company a Promissory Note evidencing the obligation of Sterling REIT to pay the amounts advanced by the Company and a Pledge Agreement, Security Agreement and multiple Deeds of Trust securing repayment of the note with substantially all of the assets of Sterling REIT.

     The new management team's investigation is ongoing and includes efforts to secure documentation and other evidence as to the uses of the funds advanced to Sterling REIT and supporting documents to complete the audit of the Company's financial statements.

     Simultaneous with the appointment of the new management team, the Company relocated its executive offices to 1600 Airport Freeway, Suite 370, Bedford, Texas 76022, telephone number (817) 358-0551.

OFFICERS AND DIRECTORS

     Lloyd Shoppa, age 72, serves as Chairman of the Board, Secretary and a Director of the Company. Since 1992, Mr. Shoppa has served as Chairman of Shoppa's Material Handling, a Toyota industrial equipment distributor. Since 1997, Mr. Shoppa has served as Chairman of Clean Air Flow, Inc., a manufacturer of emissions reduction products. Since 1985, Mr. Shoppa has also served as Chairman and a director of Shoppa Farm Supply. From 1964 to 1997, Mr. Shoppa served in various executive positions, including President and Vice-Chairman, with Bell Helicopter Textron, a worldwide manufacturer and distributor of helicopters. Since 2002, Mr. Shoppa has served on the East Bernard Community Development Board which is operated by Prosperity Bancshares, Inc.

     Thomas Mathew, age 46, serves as President, Treasure and a Director of the Company. Since 1984, Mr. Mathew has operated Mathew Aviation Services, providing aircraft management, VIP air transportation and other aviation services. From 1994 to 2002, Mr. Mathew served as President and Chief Executive Officer of GateOne, Inc., and its predecessors, a five location fixed base operator (FBO). All of the FBO operations and assets of GateOne were transferred to the Company in 2002.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

Exhibit
 Number                    Description
------                     -----------

10.1 Settlement Agreement, dated January 14, 2004, between Sterling Equity Holdings, Inc. and Sterling REIT, Inc.

10.2         Promissory Note, dated January 14, 2004, from Sterling REIT, Inc.
             to Sterling Equity Holdings, Inc.

10.3         Pledge Agreement, dated January 14, 2004, from Sterling REIT, Inc.
             to Sterling Equity Holdings, Inc.

10.4 Security Agreement, dated January 14, 2004, from Sterling REIT, Inc. in favor of Sterling Equity Holdings, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              STERLING EQUITY HOLDINGS, INC.

Dated: February 9, 2004
                              By: /s/ Thomas Mathew
                                    Thomas Mathew
                                    President

EXHIBIT 10.1


                              SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (hereinafter referred to as this "Agreement"), is
                                                                 ---------
entered into and effective as of this 14th day of January, 2004, by and between STERLING EQUITY HOLDINGS, INC., a Nevada corporation (hereinafter referred to as "Holdings"), and STERLING REIT, INC., a Texas corporation (hereinafter referred
 --------
to as "REIT").
       ----

                                    Premises
                                    --------

     WHEREAS, Holdings is a publicly held corporation which has acquired various assets from REIT from time to time;

     WHEREAS, Holdings and REIT have certain common shareholders and, previously, had certain common officers;

     WHEREAS, Holdings has appointed new officers and directors (hereinafter referred to as the "New Management Group") and, based on investigations
                    --------------------
conducted, the New Management Group has determined that a series of transactions occurred in which funds, in the amount of $2,553,261, of Holdings were advanced to REIT (the "Advances") under the direction of Lucky Srinivasan (hereinafter
              --------
referred to as "Srinivasan"), as a purported officer of Holdings, which advances
                ----------
purportedly were for the benefit of Holdings in that they preserved the value of assets which Holdings intended to acquire but which Advances were not disclosed to, or authorized by, Holdings' board of directors and, in the opinion of the New Management Group, constituted a misappropriation of corporate assets of Holdings; and

     WHEREAS, in order to evidence the obligation of REIT to repay the Advances and to secure that repayment obligation as well as to resolve disputes among Holdings and REIT relating to the Advances, the parties hereto wish to evidence their agreement to settle any and all claims (hereinafter referred to as the "Claims") related to the Advances on the terms set out herein.
   ----

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I
                        SETTLEMENT AND RELEASE OF CLAIMS

     Section 1.01     Release of REIT.  Subject to, and upon, satisfaction by
                      ---------------
REIT of the obligations described in Article II below and subject to the exceptions set forth in Sections 1.02 and 1.03 below, Holdings hereby fully, forever, irrevocably and unconditionally releases, remises and discharges REIT and its subsidiaries and affiliates and each of their current or former officers, directors, stockholders, attorneys, agents or employees (collectively, the "REIT Released Parties") from any and all claims, charges, complaints,
     ---------------------
demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, doings, omissions, damages, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature arising out of the Advances.

     Section 1.02     Exclusion of Amounts in Excess of the Advances.  If, and
                      ----------------------------------------------
to the extent that, amounts are determined to have been wrongfully advanced or transferred to REIT from Holdings in excess of the amount of the Advances (such amounts being referred to herein as "Excess Advances"), claims arising from or
                                     ---------------
in connection with such Excess Advances will not be released pursuant to Section
1.01 above unless and until the parties hereto enter into a separate agreement providing for the release of said claims; provided, however, that no amounts shall be asserted as being Excess Advances unless such amounts have been identified as such on or before the date on which audited financial statements of Holdings are released for the year ended December 31, 2003.

     Section 1.03     Exclusion from Release of Claims Relating to Srinivasan.
                      -------------------------------------------------------
Notwithstanding anything herein to the contrary, nothing herein shall be deemed to be a release of any Claims that Holdings may have against Srinivasan in connection with the Advances or otherwise.

                                   ARTICLE II
                              UNDERTAKINGS OF REIT

     As consideration for the release provided for in Section 1.01 above, REIT, on its own behalf and on behalf of each of the REIT Released Parties, hereby covenants and agrees to:

     Section 2.01     Delivery of Promissory Note.  Deliver to Holdings a fully
                      ---------------------------
executed promissory note (the "Promissory Note") in the form attached hereto as
                               ---------------
Exhibit A evidencing the obligation of REIT to repay the Advances in full with
---------
interest on the terms set forth therein.

     Section 2.02     Delivery of Security Documents.  Deliver to Holdings, in
                      ------------------------------
order to secure the obligations of REIT to Holdings evidenced by the Promissory Note, (a) a pledge agreement, in the form attached hereto as Exhibit B (the
                                                             ---------
"Pledge Agreement"), secured by a pledge by REIT of 11,320,007 shares of common
    -------------
stock of Holdings (the "Pledged Shares"), (b) physical custody of the
                        --------------
certificates evidencing the Pledged Shares, (c) a security agreement(s), in the form attached hereto as Exhibit C (the "Security Agreement"), secured by all of
                        ---------       ------------------
the assets of REIT (the "Collateral") including, but not limited to, the
                         ----------
partnership interests and other assets listed on Exhibit D attached hereto and
                                                 ---------
(d) one or more mortgages secured by real property, or interests in real property held by REIT (the "Mortgaged Real Estate").
                            ---------------------

                                  ARTICLE III
               REPRESENTATIONS, COVENANTS, AND WARRANTIES OF REIT

     As an inducement to, and to obtain the reliance of Holdings, REIT represents and warrants as follows:

     Section 3.01     Valid Obligation.  This Agreement and all agreements and
                      ----------------
other documents executed by REIT in connection herewith constitute the valid and binding obligation of REIT, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 3.02     Title and Related Matters.  REIT has good and marketable
                      -------------------------
title and ownership of the Pledged Shares, the Collateral, the Mortgaged Real Estate and the right and power to convey the Pledged Shares, the Collateral and the Mortgaged Real Estate free and clear of any lien, claim, encumbrance or option, other than liens, claims, encumbrances or options filed of record in any state or county in which such liens, claims or encumbrances would normally be filed of record.

     Section 3.03     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which REIT is a party or to which any of its properties or operations are subject.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.01     Governing Law.  This Agreement shall be governed by,
                      --------------
enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas, without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the state courts of the state of Texas, and (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the courts of the State of Texas sitting in Houston, Texas, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

     Section 4.02     Notices.  Any notice or other communications required or
                      --------
permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If to Holdings, to:      Sterling Equity Holdings, Inc.
                              1600 Airport Freeway, Suite 370
                              Bedford, TX 76022
                              Attn: Thomas Mathew

     If to REIT, to:          Sterling REIT, Inc.
                              Galleria Financial Center
                              5065 Westheimer, Suite 745
                              Houston, TX 77056
                              Attn: Rod Evans
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section 4.03     Attorney's Fees.  In the event that either party
                      ----------------
institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 4.04     Expenses.  Subject to Section 4.03 above, each of Holdings
                      ---------
and REIT will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement or any of the other transactions contemplated hereby.

     Section 4.05     Entire Agreement.  This Agreement represents the entire
                      -----------------
agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 4.06     Survival; Termination.  The representations, warranties,
                      ----------------------
and covenants of the respective parties shall survive the closing date and the consummation of the transactions herein contemplated.

     Section 4.07     Counterparts.  This Agreement may be executed in multiple
                      -------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 4.08     Amendment or Waiver.  Every right and remedy provided
                      --------------------
herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may only be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 4.09     Best Efforts.  Subject to the terms and conditions herein
                      -------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein, including but not limited to the execution and delivery of such further documents as may be necessary to carry out the purposes hereof.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                              STERLING EQUITY HOLDINGS, INC.


                                     BY:
------------------------------          ----------------------------
Secretary or Assistant Secretary         President



ATTEST:                              STERLING REIT, INC.

                                     BY:
------------------------------          ----------------------------
Secretary or Assistant Secretary        President

EXHIBIT 10.2


                                                                       EXHIBIT A
                                                                       ---------

                                 PROMISSORY NOTE


$2,553,261.00                     Houston, Texas                January 14, 2004


     FOR VALUE RECEIVED, Sterling REIT, Inc. ("Maker"), promises to pay to the
                                               -----
order of Sterling Equity Holdings, Inc. ("Payee") at 1600 Airport Freeway, Suite
                                          -----
370, Bedford, Texas 76022 (or such other place as the holder hereof may hereafter designate in writing), in immediately available funds and in lawful money of the United States of America, the principal sum of TWO MILLION FIVE HUNDRED FIFTY THREE THOUSAND TWO HUNDRED SIXTY ONE and 00/100 DOLLARS ($2,553,261.00) together with interest on the unpaid principal balance of this note from time to time outstanding at the Stated Rate and interest on all past due amounts, both principal and accrued interest, from the respective due dates thereof until paid at the Past Due Rate; provided, however, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

     This note is the promissory note referred to in Section 2.01 of that certain Settlement Agreement, dated of even date herewith (the "Settlement
                                                                ----------
Agreement"), by and between Maker and Payee.
     ----

     1. Definitions. As used in this note, the following terms shall have the respective meanings indicated:

          (a)     "Ceiling Rate" means, on any day, the maximum nonusurious rate
                   ------------
of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, states as a rate per annum.

          (b)     "Credit Documents" means any and all papers now or hereafter
                   ----------------
governing, evidencing, guaranteeing or securing or otherwise relating to all or any part of the indebtedness evidenced by this note, including without limitation this note.

          (c)     "Past Due Rate" means, on any day, a rate per annum equal to
                   -------------
the Ceiling Rate for that day, or only if applicable law imposes no maximum nonusurious rate of interest for that day, then the Past Due Rate for that day shall be a rate per annum equal to eighteen percent (18%) per annum.

          (d)     "Stated Rate" means eight percent (8%) per annum.
                   -----------

     Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Settlement Agreement.

     2. Computation of Interest. Interest on the principal amount of this note shall be computed on the stated principal amount as adjusted from time to time. Such interest shall be computed for the actual number of days elapsed in a year consisting of 365 or 366 days, as the case may be.

     3. Payment of Principal and Interest. (a) The principal of this note, together with accrued and unpaid interest on the unpaid principal balance of this note, shall be due and payable in full on the earlier of (i) demand or (ii) twelve months and one day from the date hereof (such date being the "Maturity
                                                                     --------
Date").
  --

          (b) All payments hereon made pursuant to this Paragraph shall be applied first to accrued interest, the balance to principal.

     4. No Usury Intended; Spreading. Notwithstanding any provision to the contrary contained in this note or any of the Credit Documents, it is expressly provided that in no case or event shall the aggregate of (i) all interest on the unpaid balance of this note, accrued or paid from the date hereof and (ii) the aggregate of any other amount accrued or paid pursuant to this note or any other Credit Documents, which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by this note from the date hereof, ever exceed the Ceiling Rate. In this connection, Makers and Payee stipulate and agree that it is their common and overriding intent to contract in strict compliance applicable usury laws. In furtherance thereof, none of the terms of this note or any of the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Ceiling Rate. Makers or other parties now or hereafter becoming liable for payment of the indebtedness evidenced by this note shall never be liable for interest in excess of the Ceiling Rate. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, the holder of this note shall credit against the principal of this note (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate. All sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note. The provisions of this Paragraph shall control all agreement, whether now or hereafter existing and whether written or oral, between Makers and Payee.

     5. Security. This note is secured by a Security Agreement, a Pledge Agreement and one or more Mortgages of even date herewith between Maker and Payee pursuant to which Maker agreed to pledge to Payee, as security for repayment of this Note, all of the respective right, title and interest of Maker in the Pledged Shares, the Collateral and the Mortgaged Real Estate.

     6. Default. If any default, event of default or similar event (however denominated) occurs under any Credit Document, then that shall automatically constitute default under this note, whereupon the owner or holder hereof may, at its, his or her option, exercise any or all rights, powers, and remedies afforded under any Credit Document and by law, including the right to declare the unpaid balance of principal and accrued interest on this note at once mature and payable.

     7. No Waiver by Payee. No delay or omission of Payee or any other holder hereof to exercise any power, right or remedy accruing to Payee or any other holder hereof shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy. Payee shall not be obligated or be deemed obligated to notify Maker that it is requiring Maker to strictly comply with the terms and provisions of this note and the other Credit Documents before accelerating this note and exercising its other remedies hereunder or under the other Credit Documents because of Maker's failure to timely perform their obligations under this note and the other Credit Documents.

     8. Costs and Attorneys' Fees. If any holder of this note retains an attorney in connection with any default or to collect, enforce or defend this note or any of the Credit Documents in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this note or any of the Credit Documents and does not prevail, then Maker agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees. An amount equal to 10% of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a holder or the Maker timely plead otherwise to a court of competent jurisdiction. To the extent not prohibited by applicable law, Maker will pay all costs and expenses and reimburse Payee for any and all expenditures of every character incurred or expended from time to time, regardless of whether or not a default has occurred, in connection with the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of this note or any loan or credit facility evidenced by or relating to this note, including legal, accounting and auditing services and disbursements, or in connection with collecting or attempting to enforce or collect this note.

     9. Waivers by Maker and Others. Except to the extent, if any, that notice of default is expressly required herein or in any of the other Credit Documents, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and note of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or to maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

     10. Choice of Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE TEXAS PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

     11. Severability. If any provision of this note is held to illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this note shall not be affected thereby, and this note shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this note is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Payee for having bargained for and obtained it.

     12. Sale and Assignment. Payee reserves the right, exercisable in its sole discretion and without notice to Maker or any other person, to sell participations or assign its interest, or both, in all or any part of this note or any loan evidenced by this note.

     13. Entire Agreement. This note and the other Credit Documents embody the entire agreement and understanding between Payee and Maker and other parties with respect to their subject matter and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Maker acknowledges and agrees that there is no oral agreement between Maker and Payee that has not been incorporated in this note and the other Credit Documents.

                                   "MAKER"

                                   STERLING  REIT,  INC.


                                   By:
                                      ------------------------------
                                      President

EXHIBIT 10.3

                                                                       EXHIBIT B
                                                                       ---------

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (hereinafter referred to as the "Agreement") is
                                                            ---------
entered into and effective as of this 14th day of January, 2004, by and between STERLING REIT, INC., a Texas corporation (together with its respective successors, heirs, estates, executors and permitted assigns the "Debtor") in
                                                                 ------
favor of STERLING EQUITY HOLDINGS, INC., a Nevada corporation ("Secured Party")
                                                                -------------
as secured party.

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

     In this Agreement, unless otherwise provided, the following terms shall have the following meanings:

     (a) "Creditor" means Sterling Equity Holdings, Inc., a Nevada corporation, together with its successors and assigns;

     (b) "Debtor" has the meaning first set forth therefor hereinabove;

     (c) "Promissory Note" means the promissory noted dated as of the date hereof executed by the Debtor in favor of the Creditor together with any amendments to, substitutions for, replacements of, extensions to or renewals of such promissory note;

     (d) "Indebtedness" means all and every indebtedness or liability (present and future, direct or indirect, absolute or contingent, matured or not, due or to become due, whether now existing or hereafter arising, joint or several) of the Debtor to the Creditor arising out of or in connection with the Promissory Note or of the Debtor to the Creditor arising out of the Settlement Agreement, dated as of the date hereof, between the Debtor and the Creditor (the "Settlement Agreement") or this Agreement;
          -----------

     (e) "Pledged Shares" means 11,320,007 shares of common stock of the Creditor held legally and beneficially registered in the name of the Debtor, together with:

          i) any shares or securities into which the Pledged Shares may be converted, changed, reclassified, redivided, redesignated, redeemed, subdivided or consolidated;

          ii) any shares or securities for which the Pledged Shares may be exchanged or otherwise traded;

          iii) any shares or securities that are received by the Debtors as a stock dividend or distribution payable in shares or securities of the Corporation;

          iv) any shares or securities of the Corporation that may be received by the Debtors on a reorganization, amalgamation, consolidation or merger or otherwise; and

          v) any additional shares or securities of the Corporation that may be issued to or otherwise held by or registered in the name of the Debtors;

     (f) "Specified Events" means any of the events which are described in
Article I (e) of this Agreement and which result in or otherwise give rise to the creation or issuance of any of the securities which are described in Article I (e) of this Agreement;

     (g) "Security Agreement" means the Security Agreement, dated as of date hereof, made by Debtor in favor of Creditor.

                                   ARTICLE II
                            SECURITY FOR INDEBTEDNESS

     Section 2.01  Pledge of the Pledged Shares.  As security for the payment of
                   ----------------------------
the Indebtedness and the performance of the covenants and agreements of the Debtors contained in the Settlement Agreement and this Agreement, the Debtor hereby pledges, assigns, transfers, mortgages and charges in favor of the Creditor, and grants in favor of the Creditor a security interest in,

     (a)     the Pledged Shares,

     (b) any and all dividends, as and when declared, whether in cash, specie, kind or stock, received or receivable upon or in respect of any of the Pledged Shares and all interest payments, money or other property payable or paid on account of any return or repayment of capital in respect of any of the Pledged Shares or otherwise distributed in respect thereof or which shall in any way be charged to, or payable or paid out of, the capital of the Corporation in respect thereof;

     (c) all of the rights, title, interest and entitlements of the Debtor in or to the Pledged Shares; and

     (d) all proceeds of any of the foregoing collateral (the Pledged Shares and all proceeds thereof as described in the foregoing clauses (a), (b), (c) and (d) being hereinafter collectively referred to as the "Pledged Shares").
                                                           --------------

Section      2.02 Debtor Acknowledgements. The Debtor hereby agrees with and
                  -----------------------
acknowledges to the Creditor that:

     (a) the Debtor intends the security interest described in section 2.01 of this Agreement to attach to the Pledged Shares immediately upon the execution and delivery of this Agreement; and

     (b)     value has been given for the security interest described in section
2.01 of this Agreement

Section 2.03     Creditor Obligation Regarding Pledged Shares.  The Creditor
                 --------------------------------------------
shall have and hold the Pledged Shares subject to the terms, conditions, covenants and agreements set forth in this Agreement.

                                   ARTICLE III
                               FURTHER SECURITIES

     The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, transfers and assurances in law as the Creditor shall reasonably require for better pledging, mortgaging, charging, transferring and assigning in favor of the Creditor and for better granting in favor of the Creditor a security interest in, all of the Pledged Shares which are pledged, mortgaged or charged by this Agreement, which are intended to be pledged, mortgaged or charged by this Agreement or which the Debtors may hereafter become bound to pledge, mortgage or charge in favor of the Creditor.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.01     Representations and Warranties.  The Debtor represents and
                      ------------------------------
warrants to the Creditor as follows:

     (a) the Debtor has full power and authority to enter into and perform all of its respective obligations under this Agreement;

     (b) this Agreement when executed and delivered to the Creditor shall constitute valid and binding obligation of the Debtor enforceable in accordance with its terms;

     (c) the execution of this Agreement and the performance of the obligations under this Agreement by the Debtor shall not violate or constitute a default under any provision of law, any order of any court or other agency of government, or any agreement or instrument to which the Debtor is party or by which the Debtors or its properties or assets are bound; and

     (d) the Pledged Shares are owned legally and beneficially by the Debtor, free and clear of all liens, mortgages, pledges, charges, options, pre-emptive rights and encumbrances.

     Section 4.02     Indemnification.  The Debtor hereby agrees to indemnify
                      ---------------
the Creditor against and hold the Creditor harmless from any and all claims, losses, damages or costs, including legal costs between an attorney and his own client, incurred or suffered by the Creditor arising out of or in connection with any representation or warranty set forth in Section 4.01 of this Agreement being incorrect or breached.

                                    ARTICLE V
                        GENERAL COVENANTS AND AGREEMENTS

     Section 5.01. Upon the execution of this Agreement and, again, upon the occurrence of a Specified Event, the Debtor shall deliver to the Creditor all certificates or other documents evidencing the Pledged Shares and such certificates and documents shall be duly endorsed by the Debtor in blank for transfer and shall be accompanied by a stock transfer power executed by the Debtor in favor of the Creditor.

     Section 5.02. Upon the execution of this Agreement and, again, upon the occurrence of a Specified Event, the Debtor shall cause the issuer of the Pledged Shares to execute and deliver to the Creditor an acknowledgement, in a form satisfactory to the Creditor and properly authorized by the directors of such issuer, whereby such issuer acknowledges that the Pledged Shares have been pledged, assigned, transferred, mortgaged and charged in favor of the Creditor pursuant to this Agreement.

     Section 5.03. Upon the execution of this Agreement and, again, upon the occurrence of a Specified Event, the Debtor shall deliver to the Creditor evidence, in a form satisfactory to the Creditor, that the Debtor has obtained all consents and approvals which must be obtained from any regulatory authorities having jurisdiction over the Pledged Shares or the Corporation in order to allow the Debtor to pledge, assign, transfer, mortgage or charge the Pledged Shares in favor of the Creditor pursuant to this Agreement.

     Section 5.04. The Debtor covenants and agrees with the Creditor that, so long as the Indebtedness is outstanding or until the Debtor has been released from its liabilities and obligations under the Settlement Agreement and this Agreement, the Debtor shall:

     (a) pay to the Creditor immediately upon demand any and all charges, expenses and costs, including legal costs between an attorney and his own client, incurred by the Creditor in enforcing this Agreement, in connection with the collection of moneys under this Agreement or the Settlement Agreement and in connection with any other matter or thing related to this Agreement;

     (b) execute all documents and do all things which, in the opinion of the Creditor or its legal counsel, are necessary in order to make this Agreement valid and enforceable in accordance with its terms;

     (c) observe all covenants, agreements, terms and conditions of the Settlement Agreement and this Agreement and any other document to which the Debtor is a party and which is contemplated under this Agreement;

     (d) indemnify the Creditor against and hold the Creditor harmless from all taxes and charges (including license and registration fees and all taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever together with any penalties, fines or interest thereon) imposed upon the Creditor by any federal, state or local government or taxing authority in the United States, or by any taxing authority or governmental subdivision of any foreign country, upon or with respect to the Pledged Shares; and

     (e) deliver to the Creditor, immediately upon issuance, all certificates or other documents representing the shares or securities described in Article I (e)(i) to (e)(v) inclusive of this Agreement.

     Section 5.05. The Debtor covenants with the Creditor that, so long as the Indebtedness is outstanding or until the Debtor has been released from its liabilities and obligations under the Settlement Agreement and this Agreement, the Debtor shall not, except with the prior written consent of the Creditor:

     (a) grant, create or assume or permit to exist any mortgage, pledge, charge, assignment, security interest, lien, lease or other security, upon all or any portion of the Pledged Shares;

     (b) sell or otherwise dispose of all or any portion of the Pledged Shares or any legal or beneficial interest therein including but not restricted to any options, warrants or pre-emptive rights applicable to the Pledged Shares;

     (c) take or institute any proceedings for the winding-up, reorganization or dissolution of the Debtor;

     (d) amalgamate, consolidate or merge or enter into any agreement to amalgamate, consolidate or merge with any corporation, partnership, joint venture or firm;

     (e) unless financing will pay out the amounts owing to the Creditor under the Promissory Note, Security Agreement, Settlement Agreement and this Agreement, take any action which purports to allow the Debtor to increase or decrease its authorized capital or alter its capital structure in any way;

     (f) unless financing will pay out the amounts owing to the Creditor under the Promissory Note, Security Agreement, Settlement Agreement and this Agreement, take any action which purports to allow the Debtor to allot or issue any additional shares or securities;

     (g) unless financing will pay out the amounts owing to the Creditor under the Promissory Note, Security Agreement, Settlement Agreement and this Agreement, take any action which purports to allow the Debtor to grant any option, warrant, right or privilege which is capable of becoming an agreement for the acquisition, purchase, subscription, allotment or issuance of any unissued shares or securities in the share capital of the Debtor; or

     (h) vote the Pledged Shares in any manner with respect to matters submitted to the shareholders of Sterling Equity Holdings, Inc. for vote.

     Section 5.06.  The Debtor covenants and agrees with the Creditor that:

     (a) if the Debtor fails to perform or comply with any of the agreements or covenants set forth in this Agreement, then the Creditor may, but shall not be obligated to, perform or comply with such agreements or covenants on behalf of the Debtor and any costs incurred by the Creditor in order to perform or comply with such agreements or covenants shall be payable by the Debtor to the Creditor immediately upon demand;

     (b) the Creditor shall be entitled to vote the Pledged Shares and to receive all dividends and other distributions (other than stock dividends or distributions of shares) payable on or in respect of the Pledged Shares.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

     Section 6.01. An event of default under this Agreement shall be deemed to have occurred upon the occurrence of any of the following events:

     (a) the Debtor fails to pay all or any portion of the Indebtedness to the Creditor upon the terms and conditions set out in the Promissory Note or the Settlement Agreement;

     (b) the Debtor fails to perform or observe any covenant or agreement to be performed or observed by the Debtor, other than the covenants which are the subject matter of Section 6.01(a) of this Agreement, and such failure continues for a period of five days after notice of such failure has been given to the Debtors;

     (c) any representation or warranty set forth in this Agreement or any information provided by the Debtor to the Creditor is found to be untrue or misleading in any material respect;

     (d) an execution, distress or other similar process is taken against the Pledged Shares, the Debtor, or any of its assets;

     (e) a receiver or receiver-manager is appointed for the Debtor or for substantially all of the assets of the Debtor;

     (f) the Debtor makes a general assignment for the benefit of its creditors or proposes a compromise or arrangement to its creditors;

     (g) the Debtor is declared bankrupt, or any petition is filed under the United States Bankruptcy Code (whether voluntary or involuntary) or a receiving order is granted in respect of the Debtor; or

     (h) information comes to the Creditor's attention with respect to the Debtor which materially and adversely affects the Creditor's rights and remedies under this Agreement.

     Section 6.02.     Upon the occurrence of an event of default under this
Agreement:

     (a) the security constituted by this Agreement shall become immediately enforceable;

     (b) the Debtor shall no longer be entitled to enjoy or exercise any rights, benefits or entitlements in respect of the Pledged Shares including, but not restricted to, the right to vote the Pledged Shares and the right to receive any dividends or other distributions payable on or in respect of the Pledged Shares; and

     (c) the Creditor shall have all rights, remedies and powers available to it in law or in equity including but not restricted to the Creditor's rights, remedies and powers under this Agreement.

                                   ARTICLE VII
                            REMEDIES OF THE CREDITOR

     Section 7.01. Upon the occurrence of an event of default under this Agreement, the Creditor shall be entitled to do one or more of the following:

     (a) become the registered, legal and beneficial owner of the Pledged Shares free and clear of all liens, mortgages, pledges, charges and encumbrances and all claims, rights, interest and rights of redemption of the Debtors;

     (b) vote the Pledged Shares, give any consents, waivers, ratifications in respect of the Pledged Shares and receive all dividends and other distributions payable on or in respect of the Pledged Shares;

     (c) sell or otherwise dispose of all or any part of the Pledged Shares by public auction, public tender, private sale or by any other manner at such times and on such terms and conditions as the Creditor may determine;

     (d) commence and pursue proceedings in any court of competent jurisdiction for the sale or foreclosure of all or any portion of the Pledged Shares;

     (e) commence and pursue proceedings in any court of competent jurisdiction for specific performance by the Debtor of any terms, covenants or conditions under this Agreement which the Debtor has failed to observe or perform; and

     (f) exercise any other rights, powers or remedies authorized or permitted under this Agreement or available to the Creditor in law or in equity, including, without limiting the generality of the foregoing, all rights and remedies provided under Article 9 of the Texas Uniform Commercial Code.

     Section 7.02. The Debtor hereby irrevocably appoint the Creditor or any representative of the Creditor designated in writing by the Creditor to be the attorney of the Debtor in order to execute any deeds, transfers, conveyances, assignments or documents in the name and on behalf of the Debtor which the Debtor should have executed under this Agreement, in order to take any actions in the name and on behalf of the Debtor which the Debtor should have taken under this Agreement and in order to enforce or realize upon the security constituted by this Agreement. This power of attorney shall be deemed to be a power coupled with an interest.

     Section 7.03. Without restricting the generality of Section 7.02 of this Agreement, the Debtor hereby irrevocably appoints the Creditor or any representative of the Creditor designated in writing by the Creditor to be the attorney of the Debtor in order to sell all or any part of the Pledged Shares and to deliver good and sufficient title to the Pledged Shares and any such sale shall be a perpetual bar in law and in equity against the Debtor and all persons claiming all or any portion of the Pledged Shares from, through or under the Debtor. This power of attorney shall be deemed to be a power coupled with an interest.

     Section 7.04. The remedies, rights and powers of the Creditor are cumulative and not alternative and are not in substitution for any other remedies, rights or powers of the Creditor. No exercise of or failure to exercise any remedies, rights or powers of the Creditor and no delay or omission in such exercise shall exhaust such remedies, rights or powers or be construed as a waiver of any of them.

                                  ARTICLE VIII
                             DISCHARGE OF AGREEMENT

     Section 8.01. Subject to Section 8.02 of this Agreement, upon the payment by the Debtor to the Creditor of the Indebtedness and provided that the security constituted by this Agreement has not become enforceable, the Creditor shall, upon the written request and at the expense of the Debtor, deliver this Agreement to the Debtor and execute and deliver to the Debtor such deeds or other documents as shall be required to release and discharge this Agreement.

     Section 8.02. The security constituted by this Agreement shall take effect immediately upon the execution of this Agreement and such security shall represent a continuous pledge, mortgage, lien, security interest and charge on the Pledged Shares for the full amount of the Indebtedness.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.01.     Time shall be of the essence of this Agreement.

     Section 9.02. The Debtor shall, at the request of the Creditor and at the expense of the Debtor, execute and deliver any further documents and do all acts and things as the Creditor may reasonably require to carry out the true intent and meaning of this Agreement.

     Section 9.03. This Agreement shall enure to the benefit of and be binding upon the Debtor, the Creditor and their respective successors, heirs, estates, executors and permitted assigns.

     Section 9.04. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. The parties agree that the courts of Harris County, Texas shall have the non-exclusive jurisdiction to determine all disputes and claims arising between the parties with respect to this Agreement.

     Section 9.05. This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter of this Agreement and supersedes all prior negotiations, proposals, agreements and collateral agreements, whether oral or written, with respect to the subject matter of this Agreement.

     Section 9.06. Any notice required to be given by the Creditor under the terms of this Agreement may effectively be given by the Creditor by posting such notice by prepaid registered mail, directed to the Debtor at Galleria Financial Center, 5065 Westheimer, Suite 745, Texas 77056 or at such other existing address as the Debtor may provide in writing to the Creditor in lieu thereof.

     Section 9.07. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.08. No term or provision of this Agreement may be amended except by an instrument in writing signed by the Debtor and the Creditor.

     Section 9.09. The Creditor may waive any breach by the Debtor of any of the provisions contained in this Agreement or any default by the Debtor in the observance or performance of any covenant, agreement or condition required to be kept, observed or performed by the Debtor under this Agreement provided that such waiver shall not be effective unless expressed in writing and provided that no act or omission by the Creditor in respect of such breach or default shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or to affect the rights of the Creditor resulting from such subsequent breach or default.

     Section 9.10. The Debtor shall not be entitled to assign the Debtor's rights or obligations under this Agreement to any party without the prior written consent of the Creditor.

     Section 9.11. Unless otherwise provided in this Agreement, all representations, warranties, agreements and covenants set forth in this Agreement shall survive the execution of this Agreement.

     Section 9.12. No postponement or partial release or discharge of the pledge, mortgage, lien and charge created under and secured by this Agreement in respect of all or any portion of the Pledged Shares shall in any way operate or be construed as a release or discharge of the security constituted by this Agreement or as a release or discharge of the Debtor from its liability to the Creditor to pay the Indebtedness due or remaining unpaid by the Debtor to the Creditor.

     Section 9.13. The security constituted by this Agreement is in addition to, and not in substitution for, any other security now or hereafter held by the Creditor.

     Section 9.14. The taking of any actions or proceedings or refraining from so doing, or any other dealing with any other security for the Indebtedness shall not release or affect the security constituted by this Agreement and shall not operate as a merger of the Indebtedness or any other security held by the Creditor.

     Section 9.15. The security constituted by this Agreement shall not merge with or effect a merger of any other guarantees, indemnities or securities held by the Creditor and the Creditor shall be under no obligation to marshall in favor of the Debtor any securities, moneys or assets which the Creditor may be entitled to receive.

     Section 9.16. The Debtor hereby waive the Debtor's rights to receive a copy of any financing statement or any change therein registered by the Creditor.

     Section 9.17. The Debtor hereby authorizes and direct the Creditor to file financing statements in such jurisdictions as Creditor may reasonably require in order to perfect security interests in the Pledged Shares.

     Section 9.18. This Agreement may be executed in any number of counterparts by any one or more of the parties. Each executed counterpart will be deemed to be an original and such counterpart will together constitute one and the same agreement. A faxed copy of an executed counterpart will be deemed to be an original executed counterpart until such time as the original executed counterpart is delivered to the other party.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                              STERLING EQUITY HOLDINGS, INC.


                                     BY:
-------------------------------         ---------------------------------
Secretary or Assistant Secretary        President



ATTEST:                              STERLING REIT, INC.

                                     BY:
-------------------------------         ---------------------------------
Secretary or Assistant Secretary        President

EXHIBIT 10.4


                                                                       EXHIBIT C
                                                                       ---------

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (hereinafter referred to as this "Agreement"), is
                                                               ---------
entered into and effective as of this 14th day of January, 2004, made by STERLING REIT, INC., a Texas corporation (the "Assignor" and, together with any
                                               --------
other entity that becomes an assignor hereunder pursuant to hereto after the date hereof, the "Assignors") in favor of STERLING EQUITY HOLDINGS, INC., a
                  ---------
Nevada corporation (the "Secured Party"), for the benefit of the Secured Party
                         -------------
(as defined below).  Certain capitalized terms as used herein are defined in
Article VII hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Settlement Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Assignor, in conjunction with and pursuant to the terms of a Settlement Agreement, made and delivered as of even date herewith a promissory note to the order of the Secured Party in the original principal amount of $2,553,261 (the "Promissory Note");
                 ---------------

     WHEREAS, the Secured Party would not have entered into the Settlement Agreement without the execution and delivery of this Agreement by the Assignor; and

     NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

                                    ARTICLE I
                               SECURITY INTERESTS

     Section  1.01     Grant of Security Interests.  (a)  As security for
                       ----------------------------
the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Secured Party, and does hereby pledge and grant to the Secured Party, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all property, including fixtures, (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired, including but not limited to:

          (i)  each and every Account;

          (ii) all cash;

          (iii) all Chattel Paper;

          (iv) all Commercial Tort Claims;

          (v) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

          (vi) Contracts, together with all Contract Rights arising thereunder;

          (vii) all Copyrights;

          (viii) all Equipment;

          (ix) all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

          (x)  all Documents;

          (xi) all General Intangibles;

          (xii) all Goods;

          (xiii) all Instruments;

          (xiv) all Inventory;

          (xv) all Investment Property;

          (xvi) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

          (xvii) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

          (xviii) all Patents;

          (xix) all Permits (other than Permits which by their terms prohibit, restrict or require the consent of a third party to the security interests granted hereunder; provided that such terms are not
                                           ---------
               otherwise ineffective under the UCC);

          (xx) all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording (other than any of the foregoing which by their terms prohibit, restrict or require the consent of a third party to the security interests granted hereunder; provided that such terms are not otherwise
                                  --------
               ineffective under the UCC);

          (xxi) all Supporting Obligations; and

          (xxii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").
                                  ----------

     (b) The security interest of the Secured Party under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

     Section  1.02     Power  of  Attorney.  Each Assignor hereby constitutes
                       -------------------
and appoints the Secured Party its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable to protect the interests of the Secured Party, which appointment as attorney is coupled with an interest.

                                   ARTICLE II
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

     Section 2.01     No Liens.  Such Assignor is, and as to all Collateral
                      --------
Acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

     Section 2.02     Other Financing Statements.  As of the date hereof, there
                      --------------------------
is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

     Section 2.03     Chief Executive Office, Record Locations.  The chief
                      ----------------------------------------
executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex 2.3 hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex 2.3 in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex
2.3 hereto for such Assignor.

     Section 2.04     Legal Names; Type of Organization (and Whether a
                      ------------------------------------------------
Registered Organization and/or a Transmitting Utility); Jurisdiction of
-----------------------------------------------------------------------
Organization; Location; Organizational Identification Numbers; Changes Thereto;
------------------------------------------------------------------------------
etc.  The exact legal name of each Assignor, the type of organization of such
----
Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location, and the organizational identification number (if any) of such Assignor, is listed on Annex 2.4 hereto for such Assignor. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Secured Party of such organizational identification number and shall take all actions reasonably satisfactory to the Secured Party to the extent necessary to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                                   ARTICLE III
   SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL
                       PAPER AND CERTAIN OTHER COLLATERAL

     Section 3.01     Accounts. Anything herein to the contrary notwithstanding,
                      --------
except in accordance with the Assignors ordinary course of business and consistent with their reasonable business judgment, Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. The Secured Party shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to such Account pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     Section 3.02     Assignors Remain Liable Under Contracts. The Secured Party
                      ---------------------------------------
shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to such Contract pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

     Section 3.03     Deposit Accounts; Etc.  No Assignor maintains, or at any
                      ---------------------
time after the date of this Agreement shall establish or maintain, any Deposit Account, except for such Deposit Accounts maintained with a bank (as defined in Section 9.102 of the UCC) whose jurisdiction (determined in accordance with
Section 9.304 of the UCC) is within a State of the United States. Assignor shall provide to Secured Party immediately upon Secured Party's request, for each Assignor, each Deposit Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. The Assignor shall, upon Secured Party's request, cause the bank with which the Deposit Account is maintained to execute and deliver to the Secured Party, a "control agreement" in form satisfactory to Secured Party, with such changes thereto as may be acceptable to the Secured Party. If any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a "control agreement", then the respective Assignor shall promptly close the respective Deposit Account and transfer all balances therein to another Deposit Account meeting the requirements of this Section 3.03. If any bank with which a Deposit Account is maintained refuses to subordinate all its claims with respect to such Deposit Account to the Secured Party's security interest therein on terms satisfactory to the Secured Party, then the Secured Party, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a "control agreement" without such subordination, provided that in such event the Secured Party may at any time, at its option, subsequently require that such Deposit Account be terminated (within 60 days after written notice from the Secured Party) in accordance with the requirements of the immediately preceding sentence.

     Section 3.04     Letter-of-Credit Rights.  If any Assignor is at any time
                      -----------------------
a beneficiary under a letter of credit, such Assignor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, use its reasonable best efforts to arrange for the Secured Party to become the transferee beneficiary of such letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

     Section 3.05     Commercial Tort Claims.  If any Assignor shall at any time
                      ----------------------
after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $5,000 or more, such Assignor shall promptly notify the Secured Party thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.

     Section 3.06     Further Actions.  Each Assignor will, at its own expense,
                      ---------------
make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Secured Party may reasonably require.

                                   ARTICLE IV
                      PROVISIONS CONCERNING ALL COLLATERAL

     Section 4.01     Protection of Secured Party's Security.  Except as
                      --------------------------------------
otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Secured Party in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements.

     Section 4.02     Additional Information.  Each Assignor will, at its own
                      ----------------------
expense, from time to time upon the reasonable request of the Secured Party, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Secured Party such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Secured Party, the value and location of such Collateral, etc.) as may be requested by the Secured Party. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 20 days after its receipt of the respective request) furnish to the Secured Party such updated Annexes hereto as may from time to time be reasonably requested by the Secured Party.

     Section 4.03     Further Actions.  Each Assignor will, at its own expense
                      ---------------
and upon the reason-able request of the Secured Party, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

     Section 4.04     Financing Statements.  Each Assignor hereby authorizes the
                      --------------------
Secured Party to file any financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).

                                    ARTICLE V
                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

     Section 5.01     Remedies; Obtaining the Collateral Upon Default.  Each
                      -----------------------------------------------
Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Secured Party, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance herewith, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (iii) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Secured Party at any reasonable place or places designated by the Secured Party, in which event such Assignor shall at its own expense:

               (x) forthwith cause the same to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party;

               (y) store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided herein; and

               (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

          (iv) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Secured Party shall in its sole judgment determine;

          (v) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions hereof; and

          (vi) take any other action as specified in clauses (1) through (5), inclusive, of Section 9.607 of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

     Section 5.02     Remedies; Disposition of the Collateral.  If any Event of
                      ---------------------------------------
Default shall have occurred and be continuing, then any Collateral repossessed by the Secured Party under or pursuant hereto and any other Collateral whether or not so re-possessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more con-tracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or other-wise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair at the expense of the relevant Assignor which the Secured Party shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9.610 through 9.613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Secured Party may, with-out notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance herewith without account-ability to the relevant Assignor. If, under applicable law, the Secured Party shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Secured Party need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

     Section 5.03     Waiver of Claims.  Except as otherwise provided in this
                      ----------------
Agreement, EACH AS-SIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Secured Party's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights here-under; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or here-after lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or at-tempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

     Section 5.04 Application of Proceeds. (a) All moneys collected by the Secured Party upon any sale or other disposition of the Collateral owned or held by each Assignor, together with all other moneys received by the Secured Party (or such other Person) from any Assignor hereunder, shall be applied first, to
                                                                     -----
the payment of all amounts owing to the Secured Party of the type described in the definition of "Obligations"; and second, to the extent proceeds remain after
                                     ------
the application pursuant to the preceding clause, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

     Section 5.05     Remedies Cumulative.  Each and every right, power and
                      -------------------
remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given to the Secured Party under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand. In the event that the Secured Party shall bring any suit to enforce any of its rights here-under and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                                   ARTICLE VI
                                    INDEMNITY

     Section 6.01     Indemnity.  (a) Each Assignor jointly and severally agrees
                      ---------
to indemnify, reimburse and hold the Secured Party and its respective successors, assigns, employees, affiliates and agents (hereinafter in this
Section 6.01 referred to individually as "Indemnitee," and collectively as
                                          ----------
"Indemnitees") harmless from any and all liabilities, obligations, damages,
------------
injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discov-erable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use commercially reasonable efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

     (b) Without limiting the application of the foregoing, each Assignor agrees, jointly and severally, to pay or reimburse the Secured Party for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Secured
Party's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or other-wise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

     (c) If and to the extent that the obligations of any Assignor under this Section are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     Section 6.02     Indemnity Obligations Secured by Collateral; Survival.
                      -----------------------------------------------------
Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral.

                                   ARTICLE VII
                                   DEFINITIONS

     The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Account" shall mean any "account" as such term is defined in the Uniform
      -------
Commercial Code as in effect on the date hereof in the State of Texas, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, or (vii) arising out of the use of a credit or charge card or information contained on or for use with the card.

     "Agreement" shall mean this Security Agreement as the same may be amended,
      ---------
modified, restated and/or supplemented from time to time in accordance with its terms.

     "Assignor" shall have the meaning provided in the first paragraph of this
      --------
Agreement.

     "Change of Law" shall mean (a) the adoption of any law, rule or regulation
      -------------
after the date of this Agreement or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement.

     "Chattel Paper" shall mean "chattel paper" as such term is defined in the
      -------------
Uniform Commercial Code as in effect on the date hereof in the State of Texas. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

     "Collateral" shall have the meaning provided in Section 1.1(a) of this
      ----------
Agreement.

     "Commercial Tort Claims" shall mean "commercial tort claims" as such term
      ----------------------
is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Contract Rights" shall mean all rights of any Assignor under each
      ---------------
Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

     "Contracts" shall mean all contracts between any Assignor and one or more
      ---------
additional parties (including, without limitation, any Covered Agreements, licensing agreements and any partnership agreements, joint venture agree-ments and limited liability company agreements).

     "Copyrights" shall mean any United States or foreign copyright now or
      ----------
hereafter owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor. Copyrights include any listed on any annex hereto.

     "Credit Document Obligations" shall have the meaning provided in the
      ---------------------------
definition of "Obligations" herein.

     "Deposit Accounts" shall mean all "deposit accounts" as such term is
      ----------------
defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Documents" shall mean "documents" as such term is defined in the Uniform
      ---------
Commercial Code as in effect on the date hereof in the State of Texas.

     "Domain Names" shall mean all Internet domain names and associated URL
      ------------
addresses in or to which any Assignor now or hereafter has any right, title or interest.

     "Electronic Chattel Paper" shall mean "electronic chattel paper" as such
      ------------------------
term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Equipment" shall mean any "equipment" as such term is defined in the
      ---------
Uniform Commercial Code as in effect on the date hereof in the State of Texas, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" shall mean any Event of Default under, and as defined
      ----------------
in, the Promissory Note or any other document or instrument intended to be secured hereby, and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

     "General Intangibles" shall mean "general intangibles" as such term is
      -------------------
defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Goods" shall mean "goods" as such term is defined in the Uniform
      -----
Commercial Code as in effect on the date hereof in the State of Texas.
      ---

     "Indemnitee" shall have the meaning provided in Section 6.01(a) of this
      ----------
Agreement.

     "Instrument" shall mean "instruments" as such term is defined in the
      ----------
Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Inventory" shall mean merchandise, inventory and goods, and all additions,
      ---------
substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Secured Party from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Investment Property" shall mean "investment property" as such term is
      -------------------
defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term
      -----------------------
is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Location" of any Assignor, shall mean such Assignor's "location" as
      --------
determined pursuant to Section 9.307 of the UCC.

     "Marks" shall mean all right, title and interest in and to any trademarks,
      -----
service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor. Marks include all those listed on any annex hereto.

     "Material Adverse Effect" shall mean (i) a material adverse effect on the
      -----------------------
business, operations, property, assets, liabilities, financial condition or prospects of the Assignors and its Subsidiaries taken as a whole or (ii) a material adverse effect (x) on the rights or remedies of the Secured Party hereunder or (y) on the ability of the Assignors to perform their obligations to the Secured Party hereunder.

     "Obligations" shall mean and include, as to any Assignor, all of the
      -----------
following:

     (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, with-out limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of such Assignor to the Secured Party, whether now existing or hereafter incurred under, arising out of, or in connection with, the Promissory Note and the guaranties, pledges, and security agreements executed in connection therewith to which such Assignor or any affiliate thereof is a party (all such obligations, liabilities and indebtedness under this clause (i) being herein collectively called the "Credit Document
                                                            ---------------
Obligations");
-----------

     (ii) any and all sums now or hereafter advanced by the Secured Party including without limitation sums advanced in order to preserve the Collateral or preserve its security interest in the Collateral;

     (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs; and

     (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under this Agreement;

it being acknowledged and agreed that the "Obligations" shall, subject to the following sentence, include any and all extensions of credit, including without limitation those of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

     "Patents" shall mean any patent in or to which any Assignor now or
      -------
hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor. Patents include any listed on any annex hereto.

     "Permits" shall mean, to the extent permitted to be assigned by the terms
      -------
thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

     "Permitted Liens" shall mean any Lien of record existing as of the date
      ---------------
hereof.

     "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform
      --------
Commercial Code as in effect in the State of Texas on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Promissory Note" shall mean the Promissory Note dated as of even date
      ---------------
herewith, made by Sterling REIT, Inc., a Texas corporation, to the order of the Secured Party, in the original principal amount of $2,553,261.

     "Registered Organization" shall have the meaning provided in the Uniform
      -----------------------
Commercial Code as in effect in the State of Texas.

     "Secured Party" shall have the meaning provided in the first paragraph of
      -------------
this Agreement.

     "Software" shall mean "software" as such term is defined in the Uniform
      --------
Commercial Code as in effect on the date hereof in the State of Texas.

     "Supporting Obligations" shall mean any "supporting obligation" as such
      ----------------------
term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

     "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term
      ----------------------
is defined in the Uniform Commercial Code as in effect on the date hereof in the State of Texas.

     "Trade Secrets" shall mean any secretly held existing engineering or other
      -------------
data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

     "Trade Secret Rights" shall mean the rights of an Assignor in any Trade
      -------------------
Secret it holds.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time
      ---
in the relevant jurisdiction.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.01     Notices.  Except as otherwise specified herein, all
                      -------
notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or over-night courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Secured Party or any Assignor shall not be effective until received by the Secured Party or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                   (a)     if to any Assignor, at:

                           Sterling REIT, Inc.
                           5065 Westheimer, Suite 745
                           Houston, TX 77056

                   (b)     if to the Secured Party, at:

                           Sterling Equity Holdings, Inc.
                           1600 Airport Freeway, Suite 370
                           Bedford, TX 76022

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     Section 8.02     Waiver; Amendment.  None of the terms and conditions of
                      -----------------
this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Secured Party.

     Section 8.03     Obligations Absolute.  The obligations of each Assignor
                      --------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; or (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement.

     Section 8.04     Successors and Assigns.  This Agreement shall create a
                      ----------------------
continuing security interest in the Collateral and shall be binding upon any successors and assigns of Assignor.

     Section 8.05     Headings Descriptive. The headings of the several sections
                      --------------------
of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.06     GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER
                      --------------------------------------------------------
OF JURY TRIAL.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
-------------
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

     (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 8.07     Counterparts.  This Agreement may be executed in any
                      ------------
number of counter-parts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Assignor and the Secured Party.

     Section 8.08     Severability.  Any provision of this Agreement which is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          STERLING REIT, INC.,
                                          as an Assignor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       ANNEX 2.3

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                       -----------------------------------

     Name of Assignor     Address(es) of Chief Executive Office (1)
     ----------------     -----------------------------------------

     Sterling REIT, Inc.          Galleria Financial Center
                                  5065 Westheimer, Suite 745
                                  Houston, TX 77056


1 For each Assignor, list the address of its chief executive office on the date of the Security Agreement and each other location (if any) of its chief executive office in the four calendar months preceding said date.

                                                                       ANNEX 2.4


                                SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                                (AND WHETHER A REGISTERED ORGANIZATION AND/OR
                             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
                              LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS
                              --------------------------------------------------


                                                                                            Assignor's
                         Type of                                            Assignor's     Organization
                      Organization                                         Location (for   Identification
Exact Legal            (or, if the      Registered                       purposes of NY   Number (or, if it   Transmitting
Name of Each         Assignor is an   Organization?   Jurisdiction of         UCC          has none, so         Utility?
 Assignor            Individual, so      (Yes/No)      Organization       Sec. 9.307)        indicate)          (Yes/No)
                       indicate)
Sterling REIT,       Corporation      Yes             Texas                 5065                                    No
 Inc.                                                                       Westheimer,
                                                                            Suite 745
                                                                            Houston, TX
                                                                            77056

                                                                       ANNEX 2.4

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES
                     --------------------------------------


             Name of                              Trade and/or
             Assignor                           Fictitious Names
            --------                            ----------------
       Sterling REIT, Inc.                            None

                                                                       ANNEX 2.6

                       SCHEDULE OF MARKS AND APPLICATIONS;
                       -----------------------------------
                       INTERNET DOMAIN NAME REGISTRATIONS
                       ----------------------------------

1.     MARKS AND APPLICATIONS:
              Marks               Country          Registration No.
              -----               -------          ----------------

               None

2.     INTERNET DOMAIN NAME REGISTRATIONS:
  Internet Domain Names          Country          Registration No./Registrar (or
  ---------------------          -------          ------------------------------
                                                   other applicable identifier)
                                                   ---------------------------
          None

                               SCHEDULE OF PATENTS
                               -------------------
None

                             SCHEDULE OF COPYRIGHTS
                             ----------------------
                   NUMBERS         PUBLICATION      COPYRIGHT
                 REGISTRATION         DATE            TITLE
                 ------------     -------------     ------------
                    None